Exhibit 10.1

SIXTH AMENDMENT TO

AMENDED AND RESTATED $650,000,000 WAREHOUSING CREDIT

AND SECURITY AGREEMENT

among

WALKER & DUNLOP, LLC

as Borrower,

WALKER & DUNLOP, INC.

as Parent,

and

THE LENDERS PARTY HERETO,

PNC BANK, NATIONAL ASSOCIATION,

as Administrative Agent

and

PNC CAPITAL MARKETS LLC,

as Lead Arranger and Sole Bookrunner

Effective as of December 24, 2015

SIXTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT

AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT TO AMENDED AND RESTATED WAREHOUSING CREDIT AND SECURITY AGREEMENT (this “Sixth Amendment”) is made effective as of the 24th day of December, 2015, by and among WALKER & DUNLOP, LLC, a Delaware limited liability company (“Borrower”), WALKER & DUNLOP, INC., a Maryland corporation (“Parent”), the lenders party to the Credit Facility Agreement defined below (the “Lenders”) and PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrative Agent for the Lenders under the Credit Facility Agreement (hereinafter referred to in such capacity as the “Administrative Agent”).

R E C I T A L S

WHEREAS, the Lenders and Borrower are parties to that certain Amended and Restated Warehousing Credit and Security Agreement, dated as of June 25, 2013, by and among Borrower, Parent, the Lenders and the Administrative Agent (the “Original Credit Facility Agreement”), as amended by that certain First Amendment to Amended and Restated Warehousing Credit and Security Agreement, dated as of December 20, 2013 (the “First Amendment”), that certain Second Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2014 (the “Second Amendment”), that certain Third Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of August 26, 2014 (the “Third Amendment”), that certain Fourth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of June 17, 2015 (the “Fourth Amendment”), and that certain Fifth Amendment to Amended and Restated Warehousing Credit and Security Agreement, effective as of October 26, 2015 (the “Fifth Amendment”, and the Original Credit Facility Agreement, as amended by the First Amendment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment, is herein referred to as the “Credit Facility Agreement”), whereby upon the satisfaction of certain terms and conditions set forth therein, the Lenders agreed to make Warehousing Advances from time to time, up to the Warehousing Credit Limit (each such term as defined in the Credit Facility Agreement).

WHEREAS, Borrower has requested, and the Administrative Agent and the Lenders have agreed, pursuant to the terms hereof, to modify certain terms of the Credit Facility Agreement as set forth in this Sixth Amendment.

NOW, THEREFORE, for and in consideration of the premises, the mutual entry of this Sixth Amendment by the parties hereto and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereby agree as follows:

Section 1.                                          Recitals.  The Recitals are hereby incorporated into this Sixth Amendment as a substantive part hereof.

Section 2.                                          Definitions.  Terms used herein and not otherwise defined shall have the meanings set forth in the Credit Facility Agreement.

Section 3.                                          Amendments to Credit Facility Agreement.  The Credit Facility Agreement is hereby amended as follows:

(a)                                 From and after the date of this Sixth Amendment, Schedule I to the Credit Facility Agreement shall be deleted in its entirety and replaced with the new Schedule I attached hereto and incorporated herein by reference.

(b)                                 The following defined term set forth in Section 13.1 of the Credit Facility Agreement is hereby deleted in its entirety and replaced with the following:

‘“Warehousing Credit Limit” means Six Hundred Fifty Million Dollars ($650,000,000); provided, however, that from and after the date of the Sixth Amendment, it shall be temporarily increased to One Billion Nine Hundred Million Dollars ($1,900,000,000) and such increase shall remain in effect for a period of fifty four (54) days.’

Section 4.                                          Ratification, No Novation, Effect of Modifications.  Except as may be amended or modified hereby, the terms of the Credit Facility Agreement are hereby ratified, affirmed and confirmed and shall otherwise remain in full force and effect.  Nothing in this Sixth Amendment shall be construed to extinguish, release, or discharge or constitute, create or effect a novation of, or an agreement to extinguish, release or discharge, any of the obligations, indebtedness and liabilities of Borrower or any other party under the provisions of the Credit Facility Agreement or any of the other Loan Documents, unless specifically herein provided.

Section 5.                                          Amendments.  This Sixth Amendment may be amended or supplemented by and only by an instrument executed and delivered by each party hereto.

Section 6.                                          Waiver.  The Lenders shall not be deemed to have waived the exercise of any right which they hold under the Credit Facility Agreement unless such waiver is made expressly and in writing (and no delay or omission by any Lender in exercising any such right shall be deemed a waiver of its future exercise).  No such waiver made as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance, or any other such right.  Without limiting the operation and effect of the foregoing provisions hereof, no act done or omitted by any Lender pursuant to the powers and rights granted to it hereunder shall be deemed a waiver by any Lender of any of its rights and remedies under any of the provisions of the Credit Facility Agreement, and this Sixth Amendment is made and accepted without prejudice to any of such rights and remedies.

Section 7.                                          Governing Law.  This Sixth Amendment shall be given effect and construed by application of the law of the Commonwealth of Pennsylvania.

Section 8.                                          Headings.  The headings of the sections, subsections, paragraphs and subparagraphs hereof are provided herein for and only for convenience of reference, and shall not be considered in construing their contents.

Section 9.                                          Severability.  No determination by any court, governmental body or otherwise that any provision of this Sixth Amendment or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of (i) any other such

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provision or (ii) such provision in any circumstance not controlled by such determination.  Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

Section 10.                                   Binding Effect.  This Sixth Amendment shall be binding upon and inure to the benefit of the Administrative Agent, the Borrower, the Parent, the Lenders, and their respective permitted successors and assigns.

Section 11.                                   Counterparts.  This Sixth Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same instrument.

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IN WITNESS WHEREOF, each of the parties hereto have executed and delivered this Sixth Amendment under their respective seals as of the day and year first written above.

WALKER & DUNLOP, LLC, as Borrower

By:	/s/ Stephen P. Theobald
Name: Stephen P. Theobald
Title: Executive Vice President, Chief
Financial Officer and Treasurer

WALKER & DUNLOP, INC., as Parent

By:	/s/ Stephen P. Theobald
Name: Stephen P. Theobald
Title: Executive Vice President, Chief
Financial Officer and Treasurer

PNC BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Lender

By:	/s/ Donald Thomas
Name: Donald Thomas
Title: AVP

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ John Nelson
Name: John Nelson
Title: Managing Director

Signature Page - Sixth Amendment to Amended and Restated Warehousing Credit and Security Agreement

Schedule I

List of Lenders and Lenders’ Warehousing Commitments

Lender	Warehousing Commitment

PNC Bank, National Association	$450,000,000.00

Wells Fargo Bank, National Association	$200,000,000.00

Notwithstanding the foregoing, from and after the date of the Sixth Amendment and remaining in effect for a period of fifty four (54) days thereafter, the Warehousing Commitment Amount for each Lender (and the corresponding percentages of each Lender to such Warehousing Commitment Amounts) shall be temporarily increased to the dollar amount designated opposite such Lender’s name below.

Temporary Increase of Warehousing Commitment

List of Lenders and Lenders’ Temporary Increased Warehousing Commitments

Lender	Temporary Increased Warehousing Commitment

PNC Bank, National Association	$1,300,000,000.00

Wells Fargo Bank, National Association	$600,000,000.00